UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01	Financial Statements and Exhibits
Signatures
EXHIBIT 10.1

Form of Weyerhaeuser Company 2022 Long-Term Incentive Plan Director Restricted Stock Unit Award Grant Notice and Terms and Conditions (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on May 13, 2022 – Commission File Number 1-4825)

EXHIBIT 99.1	Press release issued August 3, 2023, announcing the appointment of James C. O'Rourke to the board of directors of Weyerhaeuser Company
EXHIBIT 104	Cover page interactive data file (embedded within the inline XBRL document).

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) The board of directors of Weyerhaeuser Company (the "Company") has appointed James "Joc" C. O'Rourke to serve as a new director of the Company effective August 3, 2023. Mr. O'Rourke has not yet been appointed to a board committee. In connection with his appointment, the number of directors constituting the board of directors was increased from nine to ten.

Mr. O'Rourke is president and chief executive officer of The Mosaic Company, one of the world's leading producers of concentrated phosphate and potash crop nutrients, a position he has held since 2015. In previous roles with Mosaic, he was executive vice president–operations and chief operating officer from 2012 to 2015, and executive vice president – operations from 2009 to 2012. As a non-employee director, Mr. O'Rourke will receive a pro-rata portion of the $285,000 non-employee director retainer in the amount of $220,014 based on the time he will serve from the date of his appointment to the date of the Company's 2024 annual meeting of shareholders. The retainer is paid $88,777 in the form of cash and $131,236 in the form of restricted stock units. The restricted stock units vest on the earlier of May 12, 2024 (the anniversary date of the 2023 annual shareholders meeting) or the day immediately preceding the 2024 annual shareholders meeting and are subject to the other terms and conditions set forth in the form of Weyerhaeuser Company 2022 Long-Term Incentive Plan Director Restricted Stock Unit Award Grant Notice and Terms and Conditions, which are filed as an exhibit to this Current Report and are incorporated herein by reference.

There are no transactions between Mr. O’Rourke and the Company that would be reportable under Item 404(a) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following items are filed as exhibits to this report.

Exhibit No.	Description
10.1

Form of Weyerhaeuser Company 2022 Long-Term Incentive Plan Director Restricted Stock Unit Award Grant Notice and Terms and Conditions (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on May 13, 2022 – Commission File Number 1-4825)

99.1	Press release issued August 3, 2023, announcing the appointment of James O'Rourke to the board of directors of Weyerhaeuser Company.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: August 3, 2023